SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2003

Catalina Lighting, Inc.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-49881 (Commission File Number)	59-1548266 (IRS Employer Identification No.)

18191 N.W. 68th Avenue Miami, Florida (Address of principal executive offices)	33015 (Zip code)

Registrant’s telephone number, including area code: (305) 558-4777

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

99.1	Press Release of the registrant, dated May 1, 2003.

Item 9.    Regulation FD Disclosure (Providing Information Pursuant to Item 12—Results of Operations and Financial Condition).

On May 1 2003, Catalina Lighting, Inc., a Florida corporation (the “Company”), issued a press release reporting its financial results for the quarter ended March 31, 2003. A copy of such press release is filed herewith as Exhibit 99.1.

The information in this report and the exhibit hereto is being furnished pursuant to Item 12 of Form 8-K (Disclosure of Results of Operations and Financial Condition) and is included under this Item 9 of Form 8-K as directed in interim guidance provided by the Securities and Exchange Commission (the “Commission”). The information in this report and the exhibit is furnished to, and not filed with, the Commission and shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALINA LIGHTING, INC.

Date: May 7, 2003	By: /s/ Stephen G. Marble

Stephen G. Marble

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the registrant, dated May 1, 2003.